EXHIBIT 99.1

CASE NAME:	DataVoN, Inc. Et al	Monthly Operating Report
ACCRUAL BASIS—1
CASE NUMBER:	02-38600-RCM	10/14/02, RWD, 02/96 & 07/99

		Amended
COMPARATIVE BALANCE SHEET		SCHEDULE AMOUNT	MONTH	MONTH	MONTH
			Jan 2003	Feb 2003	Mar 2003
ASSETS
1.	UNRESTRICTED CASH	$21,523.00	$2,016,252.00	$1,607,799.00	$918,327.00
2.	RESTRICTED CASH	$—
3.	TOTAL CASH	$21,523.00	$2,016,252.00	$1,607,799.00	$918,327.00
4.	ACCOUNTS RECEIVABLE (NET)	$4,403,351.00	$3,726,354.00	$3,090,552.00	$3,545,321.00
5.	INVENTORY	$—
6.	NOTES RECEIVABLE	$—
7.	PREPAID EXPENSES	$394,130.00	$70,785.00	$173,198.00	$63,983.00
8.	OTHER	$—
9.	TOTAL CURRENT ASSETS	$4,819,004.00	$5,813,391.00	$4,871,549.00	$4,527,631.00
10.	PROPERTY, PLANT & EQUIPMENT		$9,004,408.00	$8,989,763.00	$9,007,682.00
11.	LESS: ACCUMULATED DEPRECIATION/DEPLETION	$—	$2,682,988.00	$2,861,563.00	$3,040,088.00
12.	NET PROPERTY, PLANT & EQUIPMENT	$4,636,629.00	$6,321,420.00	$6,128,200.00	$5,967,594.00
13.	DUE FROM INSIDERS	$17,833.00	$14,444.00	$14,468.00	$14,468.00
14.	OTHER ASSETS—Lease Deposits	$222,123.00	$168,733.00	$119,665.00	$110,912.00
15.	OTHER—Cisco Systems Equipment Purchase Credit	$1,200,000.00
16.	TOTAL ASSETS	$10,895,589.00	$12,317,988.00	$11,133,882.00	$10,620,605.00
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$3,073,606.00	$2,226,383.00	$1,862,989.00
18.	TAXES PAYABLE—Property		$44,929.00	$42,418.00	$42,418.00
19.	NOTES PAYABLE
20.	PROFESSIONAL FEES
21.	SECURED DEBT
22.	OTHER (ATTACH LIST)
23.	TOTAL POSTPETITION LIABILITIES	$—	$3,118,535.00	$2,268,801.00	$1,905,407.00
PREPETITION LIABILITIES
24.	SECURED DEBT	$3,038,472.00	$3,069,658.00	$2,706,661.00	$2,737,686.00
25.	PRIORITY DEBT	$57,079.00	$57,079.00	$57,079.00	$57,079.00
26.	UNSECURED DEBT	$10,341,330.00	$9,411,093.00	$9,793,495.00	$9,759,538.00
27.	OTHER
28.	TOTAL PREPETITION LIABILITIES	$13,436,881.00	$12,537,830.00	$12,557,235.00	$12,554,303.00
29.	TOTAL LIABILITIES	$13,436,881.00	$15,656,365.00	$14,826,036.00	$14,459,710.00
EQUITY
30.	PREPETITION OWNERS’ EQUITY	$(2,541,292.00)	$(3,944,869.00)	$(3,944,869.00)	$(3,944,869.00)
31.	POSTPETITION CUMULATIVE PROFIT (LOSS)		$670,714.00	$316,937.00	$169,986.00
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)		$(64,222.00)	$(64,222.00)	$(64,222.00)
33.	TOTAL EQUITY	$(2,541,292.00)	$(3,338,377.00)	$(3,692,154.00)	$(3,839,105.00)
34.	TOTAL LIABILITIES & OWNERS’ EQUITY	$10,895,589.00	$12,317,988.00	$11,133,882.00	$10,620,605.00

CASE NAME:	DataVoN, Inc. Et al	Monthly Operating Report
ACCRUAL BASIS—2
CASE NUMBER:	02-38600-RCM	10/14/02, RWD, 02/96 & 07/99

INCOME STATEMENT		MONTH	MONTH	MONTH	QUARTER TOTALS
		Jan 2003	Feb 2003	Mar 2003
REVENUES
1.	GROSS REVENUES	$3,508,986.00	$2,693,878.00	$3,225,629.00		$9,428,493.00
2.	LESS: RETURNS & DISCOUNTS	$7,067.00	$7,470.00	$8,267.00		$22,804.00
3.	NET REVENUE	$3,501,919.00	$2,686,408.00	$3,217,362.00		$9,405,689.00
COST OF GOODS SOLD
4.	MATERIAL (Telecom Services)	$3,148,616.00	$2,450,503.00	$2,624,336.00		$8,223,455.00
5.	DIRECT LABOR					$—
6.	DIRECT OVERHEAD				$
7.	TOTAL COST OF GOODS SOLD	$3,148,616.00	$2,450,503.00	$2,624,336.00		$8,223,455.00
8.	GROSS PROFIT	$353,303.00	$235,905.00	$593,026.00		$1,182,234.00
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION	$61,584.00	$61,584.00	$61,584.00		$184,752.00
10.	SELLING & MARKETING					$-
11.	GENERAL & ADMINISTRATIVE	$268,581.00	$248,003.00	$251,855.00		$768,439.00
12.	RENT & LEASE	$16,681.00	$15,500.00	$15,500.00		$47,681.00
13.	OTHER—See Schedule	$78,169.00				$78,169.00
14.	TOTAL OPERATING EXPENSES	$425,015.00	$325,087.00	$328,939.00		$1,079,041.00
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$(71,712.00)	$(89,182.00)	$264,087.00		$103,193.00
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (SEE ATTACHED)	$1,237.00	$78,960.00	$1,208.00		$81,405.00
17.	NON-OPERATING EXPENSE (SEE ATTACHED)	$224,344.00	$114,005.00			$338,349.00
18.	INTEREST EXPENSE	$44,355.00	$38,244.00	$36,064.00		$118,663.00
19.	DEPRECIATION / DEPLETION	$176,326.00	$178,575.00	$178,575.00		$533,476.00
20.	AMORTIZATION					$—
21.	OTHER—(Loss on Sales of Equipment)					$—
22.	NET OTHER INCOME & EXPENSES	$(443,788.00)	$(251,864.00)	$(213,431.00)		$(909,083.00)
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES		$10,731.00	$197,607.00		$208,338.00
24.	U.S. TRUSTEE FEES	$8,500.00	$2,000.00			$10,500.00
25.	OTHER (ATTACH LIST)					$-
26.	TOTAL REORGANIZATION EXPENSES	$8,500.00	$12,731.00	$197,607.00		$218,838.00
27.	INCOME TAX
28.	NET PROFIT (LOSS)	$(524,000.00)	$(353,777.00)	$(146,951.00)		$(1,024,728.00)

CASE NAME:	DataVoN, Inc. Et al	Monthly Operating Report
ACCRUAL BASIS—3
CASE NUMBER:	02-38600-RCM	10/14/02, RWD, 02/96 & 07/99

		MONTH	MONTH	MONTH	QUARTER TOTALS
CASH RECEIPTS AND DISBURSEMENTS		Jan 2003	Feb 2003	Mar 2003
1.	CASH—BEGINNING OF MONTH	$2,270,161.93	$2,016,252.09	$1,607,799.44	$2,270,161.93
RECEIPTS FROM OPERATIONS
2.	CASH SALES				$—
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION				$—
4.	POSTPETITION	$2,928,925.58	$3,164,148.36	$2,472,101.82	$8,565,175.76
5.	TOTAL OPERATING RECEIPTS	$2,928,925.58	$3,164,148.36	$2,472,101.82	$8,565,175.76
NON-OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)	$—			$—
7.	SALE OF ASSETS	$—			$—
8.	OTHER (SEE ATTACHED)	$2,866.51	$3,724.46	$2,036.26	$8,627.23
9.	TOTAL NON-OPERATING RECEIPTS	$2,866.51	$3,724.46	$2,036.26	$8,627.23
10.	TOTAL RECEIPTS	$2,931,792.09	$3,167,872.82	$2,474,138.08	$8,573,802.99
11.	TOTAL CASH AVAILABLE	$5,201,954.02	$5,184,124.91	$4,081,937.52	$10,843,964.92
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$198,402.14	$189,000.83	$200,020.26	$587,423.23
13.	PAYROLL TAXES PAID	$25,455.85	$17,737.65	$16,234.37	$59,427.87
14.	SALES, USE & OTHER TAXES PAID				$—
15.	SECURED / RENTAL / LEASES	$51,850.12	$180,325.56	$76,216.49	$308,392.17
16.	UTILITIES	$1,001.16	$1,820.61	$392.16	$3,213.93
17.	INSURANCE	$16,774.80	$92,902.78	$16,890.45	$126,568.03
18.	INVENTORY PURCHASES—(Telecom Services)	$2,334,776.15	$2,647,108.18	$2,447,944.63	$7,429,828.96
19.	VEHICLE EXPENSES				$—
20.	TRAVEL	$7,072.00	$9,115.81	$10,613.76	$26,801.57
21.	ENTERTAINMENT				$—
22.	REPAIRS & MAINTENANCE				$—
23.	SUPPLIES				$—
24.	ADVERTISING			$8,732.00	$8,732.00
25.	OTHER (SEE ATTACHED)	$541,619.71	$436,314.05	$278,228.21	$1,256,161.97
26.	TOTAL OPERATING DISBURSEMENTS	$3,176,951.93	$3,574,325.47	$3,055,272.33	$9,806,549.73
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES	$—		$108,337.45	$108,337.45
28.	U.S. TRUSTEE FEES	$8,750.00	$2,000.00		$10,750.00
29.	OTHER (ATTACH LIST)	$—			$—
30.	TOTAL REORGANIZATION EXPENSES	$8,750.00	$2,000.00	$108,337.45	$119,087.45
31.	TOTAL DISBURSEMENTS	$3,185,701.93	$3,576,325.47	$3,163,609.78	$9,925,637.18
32.	NET CASH FLOW	$(253,909.84)	$(408,452.65)	$(689,471.70)	$(1,351,834.19)
33.	CASH—END OF MONTH	$2,016,252.09	$1,607,799.44	$918,327.74	$918,327.74

CASE NAME:	DataVoN, Inc. Et al	Monthly Operating Report
ACCRUAL BASIS—4
CASE NUMBER:	02-38600-RCM	10/14/02, RWD, 02/96 & 07/99

			SCHEDULE	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING			AMOUNT	Jan-03	Feb-03	Mar-03
1.	0—30		$3,681,749.00	$3,532,104.23	$3,008,248.04	$3,531,601.53
2.	31—60		$69,528.00	$129,902.85	$91,023.78	$50,429.14
3.	61—90		$633,545.00	$53,809.80	$33,044.44	$84,559.93
4.	91+		$653,771.00	$801,361.20	$741,564.12	$673,151.15
5.	TOTAL ACCOUNTS RECEIVABLE		$5,038,593.00	$4,517,178.08	$3,873,880.38	$4,339,741.75
6.	AMOUNT CONSIDERED UNCOLLECTIBLE		$635,242.00	$790,824.37	$783,328.24	$794,420.70
7.	ACCOUNTS RECEIVABLE (NET)		$4,403,351.00	$3,726,353.71	$3,090,552.14	$3,545,321.05

AGING OF POSTPETITION TAXES AND PAYABLES			MONTH:		Mar-03

		0—30 DAYS	31—60 DAYS	61—90 DAYS	91+ DAYS	TOTAL
TAXES PAYABLE
1.	FEDERAL		$—
2.	STATE		$—
3.	LOCAL		$—
4.	OTHER (ATTACH LIST)		$—
5.	TOTAL TAXES PAYABLE	$—	$—	$—	$—
6.	ACCOUNTS PAYABLE					$—

STATUS OF POSTPETITION TAXES			MONTH:		Mar-03
			BEGINNING TAX LIABILITY*	AMOUNT WITHHELD AND OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
TAXES PAYABLE
1.	WITHHOLDING**		$—
2.	FICA-EMPLOYEE**		$—
3.	FICA-EMPLOYER**		$—
4.	UNEMPLOYMENT		$—
5.	INCOME
6.	OTHER (ATTACH LIST)
7.	TOTAL FEDERAL TAXES		$—	$—	$—
STATE AND LOCAL
8.	WITHHOLDING
9.	SALES
10.	EXCISE
11.	UNEMPLOYMENT
12.	REAL PROPERTY
13.	PERSONAL PROPERTY		$—	$42,418.12	$—	$42,418.12
14.	OTHER (ATTACH LIST)
15.	TOTAL STATE & LOCAL		$—	$42,418.12	$—	$42,418.12
16.	TOTAL TAXES		$—	$42,418.12	$—	$42,418.12

*	The beginning tax liability should represent the liability from the prior month or if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your EID coupon and payment receipt to verify payment or deposit

CASE NAME:	DataVoN, Inc. Et al	Monthly Operating Report
ACCRUAL BASIS—5
CASE NUMBER:	02-38600-RCM	10/14/02, RWD, 02/96 & 07/99

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

BANK RECONCILIATION		MONTH:	31-Mar-03		TOTAL
		ACCOUNT #1	ACCOUNT #2	ACCOUNT #3
A.	BANK	Comerica	Comerica	Comerica
B.	ACCOUNT NUMBER:	1880831753	1880831761	1880831779
C.	PURPOSE (TYPE):	DIP Operating	DIP A/R	Payroll

1.	BALANCE PER BANK STATEMENT	$279,524.24	$26,736.92	$—	$306,261.16
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$200.51	$69,177.27		$69,377.78
3.	SUBTRACT OUTSTANDING CHECKS	$299,894.88			$299,894.88
4.	OTHER RECONCILING ITEMS—Returned Check				$—
5.	MONTH END BALANCE PER BOOKS	$(20,170.13)	$95,914.19	$—	$75,744.06
6.	NUMBER OF LAST CHECK WRITTEN	1697	N/A	N/A

INVESTMENT ACCOUNTS
BANK, ACCOUNT NAME & NUMBER		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
7.	Comerica Securities Trust Account # 43011000741395	11/04/2002	Liquid Investment	$841,799.14	$841,799.14
8.
9.
10.
11.	TOTAL INVESTMENTS				$841,799.14

CASH
12.	CURRENCY ON HAND				NONE

13.	TOTAL CASH—END OF MONTH				Continued

CASE NAME:	DataVoN, Inc. et. al.	Monthly Operating Report
ACCRUAL BASIS—5
CASE NUMBER:	02-38600-RCM	10/14/02, RWD, 02/96 & 07/99

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

BANK RECONCILIATION		MONTH:	31-Mar-03
		ACCOUNT #1	ACCOUNT #2	ACCOUNT #3
A.	BANK	Comerica
B.	ACCOUNT NUMBER:	1880831787			TOTAL
C.	PURPOSE (TYPE):	DIP Operating

1.	BALANCE PER BANK STATEMENT	$784.54			$784.54
2.	ADD: TOTAL DEPOSITS NOT CREDITED			$—
3.	SUBTRACT OUTSTANDING CHECKS				$—
4.	OTHER RECONCILING ITEMS				$—
5.	MONTH END BALANCE PER BOOKS	$784.54	$—		$784.54
6.	NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS
BANK, ACCOUNT NAME & NUMBER		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
7.	NONE
8.
9.
10.
11.	TOTAL INVESTMENTS				NONE

CASH
12.	CURRENCY ON HAND				NONE

13.	TOTAL CASH—END OF MONTH				$918,327.74

CASE NAME:	DataVoN, Inc. Et al		Monthly Operating Report ACCRUAL BASIS—6
CASE NUMBER:	02-38600-RCM		10/14/02, RWD, 02/96 & 07/99

PAYMENTS TO INSIDERS AND PROFESSIONALS		MONTH:	Mar-03

Of the total disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A)—(F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. Salary, Bonus, Commissions, Insurance, Housing Allowance, Travel, Car Allowance, etc.) attach additional sheets if necessary.

INSIDERS

NAME		TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.	W Britt Birdwell	Salary	$10,000.00
2.	Michael Donahoe	Salary	$11,917.00
3.	Chad Frazier	Salary	$11,917.00
4.	Robert Birdwell	Salary	$5,000.00
5.	Rodney Jones	Salary	$11,917.00
6.	Larry Dewey	Salary	$10,833.00
7.	TOTAL PAYMENTS TO INSIDERS			$61,584.00

PROFESSIONALS

NAME		DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID*
1.
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO PROFESSIONALS		$—	$—	$—	$—

*	INCLUDE ALL FEES INCURRED. BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE, AND ADEQUATE PROTECTION PAYMENTS.

NAME OF CREDITOR		SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
1.	LEE BARTON	$125,000.00		$750,000.00
2.	TIM TERRELL		$—	$500,000.00
3.	TRANSCOM COMMUNICATIONS		$—	$1,106,473.00
4.	REGIONS BANK	$5,000.00	$5,000.00	$65,000.00
5.	Accrued Interest on Notes Payable			$316,213.00
6.	LEASE OBLIGATIONS—See Schedule	$75,093.00	$12,000.00	$2,643,444.00
7.	TOTAL	$205,093.00	$17,000.00	$5,381,130.00

CASE NAME:	DataVoN, Inc. Et al		Monthly Operating Report
ACCRUAL BASIS—7
CASE NUMBER:	02-38600-RCM		10/14/02, RWD, 02/96 & 07/99

		MONTH:	Mar-03

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		x
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		x
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?	x
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	x
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		x
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		x
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		x
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		x
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		x
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		x
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		x
12.	ARE ANY WAGE PAYMENTS PAST DUE?		x

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Receivable from Transcom Communications, Inc. for March charges of $ 166,777.01

Payments on pre-petition liabilities in March—See page 6

INSURANCE

		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	x
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	x
3.	PLEASE ITEMIZE POLICIES BELOW

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD. PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
General Liability, Workers Comp	St Paul Insurance	7-02 to 7-03	4992 mo
Group Health	Principal Financial Group	3-03 to 4-03	11,790 mo

Case Name	Datavon, Inc. et al
Case Number	02-38600-RCM
Monthly Operating Report
Supporting Schedules—Consolidated Balance Sheet
Month Ended March 31, 2003

Consolidated Balance Sheet

Note 1—The Company’s operating reports are prepared using generally accepted accounting principles. The Debtor’s schedules were prepared under another basis of accounting. Accordingly, some discrepancies are due to the use of different accounting methods.

Note 2—A vendor is asserting additional charges of approximately $ 350,000 in administrative claims relating to the use of their ports. No accrual for this claim has been made in the accompanying financial statements.

	Jan 2003	Feb 2003	Mar 2003
Line 32—Direct Charges to Equity
Purchase of Stock from Bruce Hawkins—Pre-Petition	64,222	64,222	64,222

Case Name	Datavon, Inc. et al
Case Number	02-38600-RCM
Monthly Operating Report
Supporting Schedules—Consolidated Income Statement
Month Ended March 31, 2003

	Jan 2003	Feb 2003	Mar 2003
Other Operating Expenses
D & O Insurance	77,115
Filing Fees	1,054

	78,169	0	0

Other Income & Expense
Equipment received from Cisco Systems under settlement agreement		77,543
Interest Income	1,237	1,417	1,208

	1,237	78,960	1,208

Line 17—Non-Operating Expense
Correction of Prior Period Expenses—Broadwing	136,369
Correction of Prior Period Expenses—Quest	87,975	114,005

	224,344	114,005	0

Case Name	Datavon, Inc. et al
Case Number	02-38600-RCM
Monthly Operating Report
Supporting Schedules—Cash Receipts and Disbursements
Month Ended March 31, 2003

	Jan 2003	Feb 2003	Mar 2003
Line 8—Other Non-operating Receipts
Customer Deposits
Medical Insurance Reimbursements	1,630	628	628
Interest Income	1,237	1,417	1,208
Bank Reimbursement		1,679
Vendor Reimbursements			200

	2,867	3,724	2,036

Line 25—Other Operating Disbursements
Contracted Services	61,604	73,708	63,580
Office Expense	21,012	5,553	7,493
Pension Cost	10,873	10,421	5,212
Employee Advance	530
Note Payment—Lee Barton	125,000	125,000
Note Payment—Regions Bank		5,000	5,000
Equipment Purchases	201,600	116,632	196,231
Prepayment—Telecom Services		100,000
Settlement Contract Payment—Broadwing	120,000
Fees
Bank Charges	1,000
Telephone			712

	541,619	436,314	278,228

Case Name	Datavon, Inc. et al
Case Number	02-38600-RCM
Monthly Operating Report
Supporting Schedules—PostPetition Status of Leases
Month Ended March 31, 2003

	Company	Scheduled Payment	Amount Paid During Month	Total Unpaid
Cisco Systems Capitalized Leases	DataVoN, Inc.	54,692		2,450,559
CIT—Lanier	DataVoN, Inc.	1,076		19,702
Gulfcoast Leasing	DataVoN, Inc.	6,000	12,000	42,000
VAResources	Video Intelligence, Inc.	1,757		62,867
VAResources	Video Intelligence, Inc.	850		17,968
Dell Financial Services	DTVN Holdings, Inc.	10,238	10,238	47,952
Telogy		480	480	2,396

		75,093	22,718	2,643,444